For period ending July 31, 2000

Exhibit
77D

File number 811-8764



PACE Large Company Value Equity
Investments and PACE Large Company
Growth Equity Investments

The board of trustees approved a change in the above named Funds' investment policies to allow investments of up to 10% of each Fund's total assets in U.S. dollar-denominated securities of foreign issuers.

For period ending July 31, 2000

Exhibit
77Q1(b)

File number 811-8764



PACE Large Company Value Equity
Investments and PACE Large Company
Growth Equity Investments

The board of trustees approved a change in the above named Funds' investment policies to allow investments of up to 10% of each Fund's total assets in U.S. dollar-denominated securities of foreign issuers.

For period ending July 31, 2000

		Exhibit
77Q1(e)

File number 811-8764

Revised Sub-Advisory Contract for PACE
Government Securities Fixed Income
Investments


	Pacific Investment Management Company

	SUB-ADVISORY AGREEMENT


	Agreement made as of May
5, 2000 between MITCHELL
HUTCHINS ASSET MANAGEMENT INC.
("Mitchell Hutchins"), a
Delaware corporation, and
PACIFIC INVESTMENT MANAGEMENT
COMPANY LLC ("Sub-Adviser"
PIMCO), a Delaware general
partnership (the "Agreement").


	RECITALS

	(1)	Mitchell Hutchins
has entered into a Management
Agreement dated June 15, 1995
("Management Agreement") with
PaineWebber PACE Select
Advisors Trust (formerly known
as Managed Accounts Services
Portfolio Trust ("Trust")), an
open-end management investment
company registered under the
Investment Company Act of
1940, as amended ("1940 Act"),
with respect to PACE
GOVERNMENT SECURITIES FIXED
INCOME INVESTMENTS
("Portfolio"); and

	(2)	Mitchell Hutchins
entered into a Sub-Advisory
Agreement dated as of June 15,
1995 (the Old Sub-Advisory
Agreement) with PIMCO with
respect to the Portfolio,
pursuant to which PIMCO agreed
to furnish certain investment
advisory services;

	(3)	Effective May 5,
2000, PIMCO became an indirect
majority wholly owned
subsidiary of Allianz AG and
as a result of this
transaction, the Old Sub-
Advisory Agreement between
Mitchell Hutchins and PIMCO
automatically terminated; and

	(4)	Mitchell Hutchins
and PIMCO wish to enter into a
new Sub-Advisory Agreement
embodying substantially the
same terms and provisions as
the Old Sub-Advisory
Agreement;

	NOW, THEREFORE, in
consideration of the premises
and mutual covenants herein
contained, Mitchell Hutchins
and the Sub-Adviser agree as
follows:

	1.	Appointment.
Mitchell Hutchins hereby
appoints the Sub-Adviser as an
investment sub-adviser with
respect to the Portfolio for
the period and on the terms
set forth in this Agreement.
The Sub-Adviser accepts that
appointment and agrees to
render the services herein set
forth, for the compensation
herein provided.

	2.	Duties as
Sub-Adviser.

	(a)	Subject to the
supervision and direction of
the Trust's Board of Trustees
("Board") and review by
Mitchell Hutchins, and any
written guidelines adopted by
the Board or Mitchell
Hutchins, the Sub-Adviser will
provide a continuous
investment program for the
Portfolio, including
investment research and
management. The Sub-Adviser
may from time to time seek
research assistance and may
rely upon resources available
to it through its affiliated
companies to the extent such
actions would not constitute
an "assignment" for purposes
of the 1940 Act but in no case
shall such assistance and/or
reliance relieve the Sub-
Adviser of any of its
obligations hereunder, nor
shall the Portfolio or
Mitchell Hutchins be
responsible for any additional
fees or expenses hereunder as
a result.  The Sub-Adviser
will determine from time to
time what investments will be
purchased, retained or sold by
the Portfolio.  The
Sub-Adviser will be
responsible for placing
purchase and sell orders for
investments and for other
related transactions.  The
Sub-Adviser will be
responsible for voting proxies
of issuers of securities held
by the Portfolio.  The Sub-
Adviser understand that the
Portfolio's assets need to be
managed so as to permit the
Portfolio to qualify or to
continue to qualify as a
regulated investment company
under Subchapter M of the
Internal Revenue Code, as
amended ("Code").  The
Sub-Adviser will provide
services under this Agreement
in accordance with the
Portfolio's investment
objective, policies and
restrictions as stated in the
Portfolio's Prospectus and in
the Trust's currently
effective registration
statement under the 1940 Act,
and any amendments or
supplements thereto
("Registration Statement").

	(b)	The Sub-Adviser
agrees that, in placing orders
with brokers, it will attempt
to obtain the best net result
in terms of price and
execution; provided that, on
behalf of the Portfolio, the
Sub-Adviser may, in its
discretion, use brokers who
provide the Sub-Adviser with
research, analysis, advice and
similar services to execute
portfolio transactions on
behalf of the Portfolio, and
the Sub-Adviser may pay to
those brokers in return for
brokerage and research
services a higher commission
than may be charged by other
brokers, subject to the
Sub-Adviser's determination in
good faith that such
commission is reasonable in
terms either of the particular
transaction or of the overall
responsibility of the
Sub-Adviser to the Portfolio
and its other clients and that
the total commissions paid by
the Portfolio will be
reasonable in relation to the
benefits to the Portfolio over
the long term. In no instance
will portfolio securities be
purchased from or sold to
Mitchell Hutchins or the
Sub-Adviser, or any affiliated
person thereof, except in
accordance with the federal
securities laws and the rules
and regulations thereunder.
The Sub-Adviser may aggregate
sales and purchase orders with
respect to the assets of the
Portfolio with similar orders
being made simultaneously for
other accounts advised by the
Sub-Adviser or its affiliates.
Whenever the Sub-Adviser
simultaneously places orders
to purchase or sell the same
security on behalf of the
Portfolio and one or more
other accounts advised by the
Sub-Adviser, the orders will
be allocated as to price and
amount among all such accounts
in a manner believed to be
equitable over time to each
account. Mitchell Hutchins
recognizes that in some cases
this procedure may adversely
affect the results obtained
for the Portfolio.

	(c)	The Sub-Adviser will
maintain all books and records
required to be maintained
pursuant to the 1940 Act and
the rules and regulations
promulgated thereunder with
respect to transactions by the
Sub-Adviser on behalf of the
Portfolio, and will furnish
the Board and Mitchell
Hutchins with such periodic
and special reports as the
Board or Mitchell Hutchins
reasonably may request. In
compliance with the
requirements of Rule 31a-3
under the 1940 Act, the
Sub-Adviser hereby agrees that
all records which it maintains
for the Portfolio are the
property of the Trust, agrees
to preserve for the periods
prescribed by Rule 31a-2 under
the 1940 Act any records that
it maintains for the Portfolio
and that are required to be
maintained by Rule 31a-1 under
the 1940 Act, and further
agrees to surrender promptly
to the Trust any records which
it maintains for the Portfolio
upon request by the Trust.

	(d)	At such times as
shall be reasonably requested
by the Board or Mitchell
Hutchins, the Sub-Adviser will
provide the Board and Mitchell
Hutchins with economic and
investment analyses and
reports as well as quarterly
reports setting forth the
Portfolio's performance and
make available to the Board
and Mitchell Hutchins any
economic, statistical and
investment services that the
Sub-Adviser normally makes
available to its institutional
or other customers.

	(e)	In accordance with
procedures adopted by the
Board, as amended from time to
time, the Sub-Adviser is
responsible for assisting in
the fair valuation of all
portfolio securities and will
use its reasonable efforts to
arrange for the provision of a
price(s) from a party(ies)
independent of the Sub-Adviser
for each portfolio security
for which the custodian does
not obtain prices in the
ordinary course of business
from an automated pricing
service.

	3.	Further Duties.  In
all matters relating to the
performance of this Agreement,
the Sub-Adviser will seek to
act in conformity with the
Trust's Trust Instrument,
By-Laws and Registration
Statement with the written
instructions and written
directions of the Board and
Mitchell Hutchins; and will
comply with the requirements
of the 1940 Act, and the
Investment Advisers Act of
1940, as amended ("Advisers
Act"), and the rules under
each, the Code, and all other
federal and state laws and
regulations applicable to the
Trust and the Portfolio.
Mitchell Hutchins agrees to
provide to the Sub-Adviser
copies of the Trust's Trust
Instrument, By-Laws,
Registration Statement,
written instructions and
directions of the Board and
Mitchell Hutchins, and any
amendments or supplements to
any of these materials as soon
as practicable after such
materials become available;
and further agrees to identify
to the Sub-Adviser in writing
any broker-dealers that are
affiliated with Mitchell
Hutchins (other than
PaineWebber Incorporated and
Mitchell Hutchins itself).

	4.	Expenses.  During
the term of this Agreement,
the Sub-Adviser will bear all
expenses incurred by it in
connection with its services
under this Agreement.  The
Sub-Adviser shall not be
responsible for any expenses
incurred by the Trust, the
Portfolio or Mitchell
Hutchins.

	5.	Compensation.

	(a)	For the services
provided and the expenses
assumed by the Sub-Adviser
pursuant to this Agreement,
Mitchell Hutchins, not the
Portfolio, will pay to the
Sub-Adviser a fee, computed
daily and payable monthly, at
an annual rate of 0.25% of the
Portfolio's average daily net
assets (computed in the manner
specified in the Management
Agreement), and will provide
the Sub-Adviser with a
schedule showing the manner in
which the fee was computed.

	(b)	The fee shall be
accrued daily and payable
monthly to the Sub-Adviser on
or before the last business
day of the next succeeding
calendar month.
	(c)	For those periods in
which Mitchell Hutchins has
agreed to waive all or a
portion of its management fee,
Mitchell Hutchins may ask the
Sub-Adviser to waive the same
proportion of its fees, but
the Sub-Adviser is under no
obligation to do so.

	(d)	If this Agreement
becomes effective or
terminates before the end of
any month, the fee for the
period from the effective date
to the end of the month or
from the beginning of such
month to the date of
termination, as the case may
be, shall be pro-rated
according to the proportion
which such period bears to the
full month in that such
effectiveness or termination
occurs.

	6.	Limitation Of
Liability.  The Sub-Adviser
shall not be liable for any
error of judgment or mistake
of law or for any loss
suffered by the Portfolio, the
Trust or its shareholders or
by Mitchell Hutchins in
connection with the matters to
which this Agreement relates,
except a loss resulting from
willful misfeasance, bad faith
or gross negligence on its
part in the performance of its
duties or from reckless
disregard by it of its
obligations and duties under
this Agreement. Nothing in
this paragraph shall be deemed
a limitation or waiver of any
obligation or duty that may
not by law be limited or
waived.

	7.	Representations of
Sub-Adviser.  The Sub-Adviser
represents, warrants and
agrees as follows:

	(a)	The Sub-Adviser (i)
is registered as an investment
adviser under the Advisers Act
and will continue to be so
registered for so long as this
Agreement remains in effect;
(ii) is not prohibited by the
1940 Act or the Advisers Act
from performing the services
contemplated by this
Agreement; (iii) has met, and
will seek to continue to meet
for so long as this Agreement
remains in effect, any other
applicable federal or state
requirements, or the
applicable requirements of any
regulatory or industry
self-regulatory agency,
necessary to be met in order
to perform the services
contemplated by this
Agreement; (iv) has the
authority to enter into and
perform the services
contemplated by this
Agreement; and (v) will
promptly notify Mitchell
Hutchins of the occurrence of
any event that would
disqualify the Sub-Adviser
from serving as an investment
adviser of an investment
company pursuant to Section
9(a) of the 1940 Act or
otherwise.

	(b)	The Sub-Adviser has
adopted a written code of
ethics complying with the
requirements of Rule 17j-1
under the 1940 Act and will
provide Mitchell Hutchins and
the Board with a copy of such
code of ethics, together with
evidence of its adoption.
Within fifteen days of the end
of the last calendar quarter
of each year that this
Agreement is in effect, the
president or a vice-president
of the Sub-Adviser shall
certify to Mitchell Hutchins
that the Sub-Adviser has
complied with the requirements
of Rule 17j-1 during the
previous year and that there
has been no violation of the
Sub-Adviser's code of ethics
or, if such a violation has
occurred, that appropriate
action was taken in response
to such violation. Upon the
written request of Mitchell
Hutchins, the Sub-Adviser
shall permit Mitchell
Hutchins, its employees or its
agents to examine the reports
required to be made by the
Sub-Adviser pursuant to Rule
17j-1 and all other records
relevant to the Sub-Adviser's
code of ethics.

	(c)	The Sub-Adviser has
provided Mitchell Hutchins
with a copy of its Form ADV,
as most recently filed with
the Securities and Exchange
Commission ("SEC"), and
promptly will furnish a copy
of all amendments to Mitchell
Hutchins at least annually.

	(d) 	The Sub-Adviser
shall provide notice to
Mitchell Hutchins within a
reasonable time after being
informed or learning of the
death or withdrawal of any if
its partners, upon the
admission of any new partners
or upon any other change in
its membership.
	(e)	The Sub-Adviser will
notify Mitchell Hutchins of
any change of control of the
Sub-Adviser, including any
change of its general partners
or 25% shareholders, as
applicable, and any changes in
the key personnel who are
either the portfolio
manager(s) of the Portfolio or
senior management of the
Sub-Adviser, in each case
prior to or promptly after
such change.

	(f)	The Sub-Adviser
agrees that neither it, nor
any of its affiliates, will in
any way refer directly or
indirectly to its relationship
with the Trust, the Portfolio,
Mitchell Hutchins or any of
their respective affiliates in
offering, marketing or other
promotional materials without
the express written consent of
Mitchell Hutchins.

	8.	Representations of
Mitchell Hutchins. Mitchell
Hutchins represents that (i)
the Trust was duly organized
as a Delaware business trust
under the laws of Delaware,
(ii) the appointment of the
Sub-Adviser has been duly
authorized and (iii) the Trust
has acted and will continue to
act in conformity with the
1940 Act and other applicable
laws.

	9.	Services Not
Exclusive.  The services
furnished by the Sub-Adviser
hereunder are not to be deemed
exclusive, and except as the
Sub-Adviser may otherwise
agree in writing, the Sub-
Adviser shall be free to
furnish similar services to
others so long as its services
under this Agreement are not
impaired thereby.  Nothing in
this Agreement shall limit or
restrict the right of any
director, officer or employee
of the Sub-Adviser, who may
also be a trustee, officer or
employee of the Trust, to
engage in any other business
or to devote his or her time
and attention in part to the
management or other aspects of
any other business, whether of
a similar nature or a
dissimilar nature.

	10.	Duration and
Termination.

	(a)	This Agreement shall
become effective upon the date
first above written, provided
that this Agreement shall not
take effect unless it has
first been approved (i) by a
vote of a majority of those
trustees of the Trust who are
not parties to this Agreement
or interested persons of any
such party, cast in person at
a meeting called for the
purpose of voting on such
approval, and (ii) by vote of
a majority of the Portfolio's
outstanding voting securities,
unless Mitchell Hutchins has
authority to enter into this
Agreement pursuant to
exemptive relief from the SEC
without a vote of the
Portfolio's outstanding voting
securities.

	(b)	Unless sooner
terminated as provided herein,
this Agreement shall continue
in effect for two years from
its effective date.
Thereafter, if not terminated,
this Agreement shall continue
automatically for successive
periods of twelve months each,
provided that such continuance
is specifically approved at
least annually (i) by a vote
of a majority of those
trustees of the Trust who are
not parties to this Agreement
or interested persons of any
such party, cast in person at
a meeting called for the
purpose of voting on such
approval, and (ii) by the
Board or by vote of a majority
of the outstanding voting
securities of the Portfolio.

	(c)	Notwithstanding the
foregoing, this Agreement may
be terminated at any time,
without the payment of any
penalty, by vote of the Board
or by a vote of a majority of
the outstanding voting
securities of the Portfolio on
60 days' written notice to the
Sub-Adviser. This Agreement
may also be terminated,
without the payment of any
penalty, by Mitchell Hutchins:
(i) upon 120 days' written
notice to the Sub-Adviser;
(ii) upon material breach by
the Sub-Adviser of any of the
representations, warranties
and agreements set forth in
Paragraph 7 of this Agreement,
or (iii) immediately if, in
the reasonable judgment of
Mitchell Hutchins, the
Sub-Adviser becomes unable to
discharge its duties and
obligations under this
Agreement, including
circumstances such as
financial insolvency of the
Sub-Adviser or other
circumstances that could
adversely affect the
Portfolio.  The Sub-Adviser
may terminate this Agreement
at any time, without the
payment of any penalty, on 120
days' written notice to
Mitchell Hutchins. This
Agreement will terminate
automatically in the event of
its assignment or upon
termination of the Management
Agreement, as it relates to
this Portfolio.

	11.	Amendment of this
Agreement.  No provision of
this Agreement may be changed,
waived, discharged or
terminated orally, but only by
an instrument in writing
signed by the party against
whom enforcement of the
change, waiver, discharge or
termination is sought.  To the
extent required by applicable
law, no amendment of this
Agreement shall be effective
until approved (i) by a vote
of a majority of those
trustees of the Trust who are
not parties to this Agreement
or interested persons of any
such party, and (ii) if the
terms of this Agreement shall
have changed, by a vote of a
majority of the Portfolio's
outstanding voting securities
(except in the case of (ii),
pursuant to the terms and
conditions of the SEC order
permitting it to modify the
Agreement without such vote).

	12.	Governing Law.  This
Agreement shall be construed
in accordance with the 1940
Act and the laws of the State
of Delaware, without giving
effect to the conflicts of
laws principles thereof. To
the extent that the applicable
laws of the State of Delaware
conflict with the applicable
provisions of the 1940 Act,
the latter shall control.

	13.	Miscellaneous.  The
captions in this Agreement are
included for convenience of
reference only and in no way
define or delimit any of the
provisions hereof or otherwise
affect their construction or
effect. If any provision of
this Agreement shall be held
or made invalid by a court
decision, statute, rule or
otherwise, the remainder of
this Agreement shall not be
affected thereby. This
Agreement shall be binding
upon and shall inure to the
benefit of the parties hereto
and their respective
successors. As used in this
Agreement, the terms "majority
of the outstanding voting
securities," "affiliated
person," "interested person,"
"assignment," "broker,"
"investment adviser," "net
assets," "sale," "sell" and
"security" shall have the same
meanings as such terms have in
the 1940 Act, subject to such
exemption as may be granted by
the SEC by any rule,
regulation or order. Where the
effect of a requirement of the
federal securities laws
reflected in any provision of
this Agreement is made less
restrictive by a rule,
regulation or order of the
SEC, whether of special or
general application, such
provision shall be deemed to
incorporate the effect of such
rule, regulation or order.
This Agreement may be signed
in counterpart.

	14.	Notices.  Any notice
herein required is to be in
writing and is deemed to have
been given to the Sub-Adviser
or Mitchell Hutchins upon
receipt of the same at their
respective addresses set forth
below.  All written notices
required are permitted to be
given under this Agreement
will be delivered by personal
service, by postage mail
return receipt requested or by
facsimile machine or a similar
means of same delivery which
providers evidence of receipt
(with a confirming copy by
mail as set forth herein).
All notices provided to
Mitchell Hutchins will be sent
to the attention of Dianne E.
O'Donnell, Deputy General
Counsel.  All notices provided
to the Sub-Adviser will be
sent to the attention of
Senior Counsel.

	IN WITNESS WHEREOF, the
parties hereto have caused
this instrument to be executed
by their duly authorized
signatories as of the date and
year first above written.


Attest:
	MITCHELL HUTCHINS ASSET
MANAGEMENT INC.
51 West 52nd Street
New York, New York  10019-6114


By:/s/ Andrew S. Novak___
Name:	  Andrew S. Novak
Title: Vice President


By:/s/ Dianne E. O'Donnell________
Name:  Dianne E. O'Donnell
Title: Deputy General Counsel







Attest:
	PACIFIC INVESTMENT
MANAGEMENT COMPANY LLC
840 Newport Center Drive
Suite 300
Newport Beach, California  92660




By:/s/ M. Fejaaz_________
Name:	 M. Fejaaz
Title:

By:/s/ William R. Benz_____________
Name: William R. Benz, II
Title: Managing Director








For period ending July 31, 2000

		Exhibit
77Q1(e)

File number 811-8764

Revised Sub-Advisory Contract for PACE
Strategic Fixed Income Investments


Pacific Investment Management Company

	SUB-ADVISORY AGREEMENT


	Agreement made as of May
5, 2000 between MITCHELL
HUTCHINS ASSET MANAGEMENT INC.
("Mitchell Hutchins"), a
Delaware corporation, and
PACIFIC INVESTMENT MANAGEMENT
COMPANY LLC ("Sub-Adviser"
PIMCO), a Delaware general
partnership (the "Agreement").


	RECITALS

	(1)	Mitchell Hutchins
has entered into a Management
Agreement dated June 15, 1995
("Management Agreement") with
PaineWebber PACE Select
Advisors Trust (formerly known
as Managed Accounts Services
Portfolio Trust ("Trust")), an
open-end management investment
company registered under the
Investment Company Act of
1940, as amended ("1940 Act"),
with respect to PACE STRATEGIC
FIXED INCOME INVESTMENTS
("Portfolio"); and

	(2)	Mitchell Hutchins
entered into a Sub-Advisory
Agreement dated as of June 15,
1995 (the Old Sub-Advisory
Agreement) with PIMCO with
respect to the Portfolio,
pursuant to which PIMCO agreed
to furnish certain investment
advisory services;

	(3)	Effective May 5,
2000, PIMCO became an indirect
majority wholly owned
subsidiary of Allianz AG and
as a result of this
transaction, the Old Sub-
Advisory Agreement between
Mitchell Hutchins and PIMCO
automatically terminated; and

	(4)	Mitchell Hutchins
and PIMCO wish to enter into a
new Sub-Advisory Agreement
embodying substantially the
same terms and provisions as
the Old Sub-Advisory
Agreement;

	NOW, THEREFORE, in
consideration of the premises
and mutual covenants herein
contained, Mitchell Hutchins
and the Sub-Adviser agree as
follows:

	1.	Appointment.
Mitchell Hutchins hereby
appoints the Sub-Adviser as an
investment sub-adviser with
respect to the Portfolio for
the period and on the terms
set forth in this Agreement.
The Sub-Adviser accepts that
appointment and agrees to
render the services herein set
forth, for the compensation
herein provided.

2.	Duties as Sub-Adviser.

	(a)	Subject to the
supervision and direction of
the Trust's Board of Trustees
("Board") and review by
Mitchell Hutchins, and any
written guidelines adopted by
the Board or Mitchell
Hutchins, the Sub-Adviser will
provide a continuous
investment program for the
Portfolio, including
investment research and
management. The Sub-Adviser
may from time to time seek
research assistance and may
rely upon resources available
to it through its affiliated
companies to the extent such
actions would not constitute
an "assignment" for purposes
of the 1940 Act but in no case
shall such assistance and/or
reliance relieve the Sub-
Adviser of any of its
obligations hereunder, nor
shall the Portfolio or
Mitchell Hutchins be
responsible for any additional
fees or expenses hereunder as
a result.  The Sub-Adviser
will determine from time to
time what investments will be
purchased, retained or sold by
the Portfolio.  The
Sub-Adviser will be
responsible for placing
purchase and sell orders for
investments and for other
related transactions.  The
Sub-Adviser will be
responsible for voting proxies
of issuers of securities held
by the Portfolio.  The Sub-
Adviser understand that the
Portfolio's assets need to be
managed so as to permit the
Portfolio to qualify or to
continue to qualify as a
regulated investment company
under Subchapter M of the
Internal Revenue Code, as
amended ("Code").  The
Sub-Adviser will provide
services under this Agreement
in accordance with the
Portfolio's investment
objective, policies and
restrictions as stated in the
Portfolio's Prospectus and in
the Trust's currently
effective registration
statement under the 1940 Act,
and any amendments or
supplements thereto
("Registration Statement").

	(b)	The Sub-Adviser
agrees that, in placing orders
with brokers, it will attempt
to obtain the best net result
in terms of price and
execution; provided that, on
behalf of the Portfolio, the
Sub-Adviser may, in its
discretion, use brokers who
provide the Sub-Adviser with
research, analysis, advice and
similar services to execute
portfolio transactions on
behalf of the Portfolio, and
the Sub-Adviser may pay to
those brokers in return for
brokerage and research
services a higher commission
than may be charged by other
brokers, subject to the
Sub-Adviser's determination in
good faith that such
commission is reasonable in
terms either of the particular
transaction or of the overall
responsibility of the
Sub-Adviser to the Portfolio
and its other clients and that
the total commissions paid by
the Portfolio will be
reasonable in relation to the
benefits to the Portfolio over
the long term. In no instance
will portfolio securities be
purchased from or sold to
Mitchell Hutchins or the
Sub-Adviser, or any affiliated
person thereof, except in
accordance with the federal
securities laws and the rules
and regulations thereunder.
The Sub-Adviser may aggregate
sales and purchase orders with
respect to the assets of the
Portfolio with similar orders
being made simultaneously for
other accounts advised by the
Sub-Adviser or its affiliates.
Whenever the Sub-Adviser
simultaneously places orders
to purchase or sell the same
security on behalf of the
Portfolio and one or more
other accounts advised by the
Sub-Adviser, the orders will
be allocated as to price and
amount among all such accounts
in a manner believed to be
equitable over time to each
account. Mitchell Hutchins
recognizes that in some cases
this procedure may adversely
affect the results obtained
for the Portfolio.

	(c)	The Sub-Adviser will
maintain all books and records
required to be maintained
pursuant to the 1940 Act and
the rules and regulations
promulgated thereunder with
respect to transactions by the
Sub-Adviser on behalf of the
Portfolio, and will furnish
the Board and Mitchell
Hutchins with such periodic
and special reports as the
Board or Mitchell Hutchins
reasonably may request. In
compliance with the
requirements of Rule 31a-3
under the 1940 Act, the
Sub-Adviser hereby agrees that
all records which it maintains
for the Portfolio are the
property of the Trust, agrees
to preserve for the periods
prescribed by Rule 31a-2 under
the 1940 Act any records that
it maintains for the Portfolio
and that are required to be
maintained by Rule 31a-1 under
the 1940 Act, and further
agrees to surrender promptly
to the Trust any records which
it maintains for the Portfolio
upon request by the Trust.

	(d)	At such times as
shall be reasonably requested
by the Board or Mitchell
Hutchins, the Sub-Adviser will
provide the Board and Mitchell
Hutchins with economic and
investment analyses and
reports as well as quarterly
reports setting forth the
Portfolio's performance and
make available to the Board
and Mitchell Hutchins any
economic, statistical and
investment services that the
Sub-Adviser normally makes
available to its institutional
or other customers.

	(e)	In accordance with
procedures adopted by the
Board, as amended from time to
time, the Sub-Adviser is
responsible for assisting in
the fair valuation of all
portfolio securities and will
use its reasonable efforts to
arrange for the provision of a
price(s) from a party(ies)
independent of the Sub-Adviser
for each portfolio security
for which the custodian does
not obtain prices in the
ordinary course of business
from an automated pricing
service.

	3.	Further Duties.  In
all matters relating to the
performance of this Agreement,
the Sub-Adviser will seek to
act in conformity with the
Trust's Trust Instrument,
By-Laws and Registration
Statement with the written
instructions and written
directions of the Board and
Mitchell Hutchins; and will
comply with the requirements
of the 1940 Act, and the
Investment Advisers Act of
1940, as amended ("Advisers
Act"), and the rules under
each, the Code, and all other
federal and state laws and
regulations applicable to the
Trust and the Portfolio.
Mitchell Hutchins agrees to
provide to the Sub-Adviser
copies of the Trust's Trust
Instrument, By-Laws,
Registration Statement,
written instructions and
directions of the Board and
Mitchell Hutchins, and any
amendments or supplements to
any of these materials as soon
as practicable after such
materials become available;
and further agrees to identify
to the Sub-Adviser in writing
any broker-dealers that are
affiliated with Mitchell
Hutchins (other than
PaineWebber Incorporated and
Mitchell Hutchins itself).

	4.	Expenses.  During
the term of this Agreement,
the Sub-Adviser will bear all
expenses incurred by it in
connection with its services
under this Agreement.  The
Sub-Adviser shall not be
responsible for any expenses
incurred by the Trust, the
Portfolio or Mitchell
Hutchins.

	5.	Compensation.

	(a)	For the services
provided and the expenses
assumed by the Sub-Adviser
pursuant to this Agreement,
Mitchell Hutchins, not the
Portfolio, will pay to the
Sub-Adviser a fee, computed
daily and payable monthly, at
an annual rate of 0.25% of the
Portfolio's average daily net
assets (computed in the manner
specified in the Management
Agreement), and will provide
the Sub-Adviser with a
schedule showing the manner in
which the fee was computed.

	(b)	The fee shall be
accrued daily and payable
monthly to the Sub-Adviser on
or before the last business
day of the next succeeding
calendar month.

	(c)	For those periods in
which Mitchell Hutchins has
agreed to waive all or a
portion of its management fee,
Mitchell Hutchins may ask the
Sub-Adviser to waive the same
proportion of its fees, but
the Sub-Adviser is under no
obligation to do so.

	(d)	If this Agreement
becomes effective or
terminates before the end of
any month, the fee for the
period from the effective date
to the end of the month or
from the beginning of such
month to the date of
termination, as the case may
be, shall be pro-rated
according to the proportion
which such period bears to the
full month in that such
effectiveness or termination
occurs.

	6.	Limitation Of
Liability.  The Sub-Adviser
shall not be liable for any
error of judgment or mistake
of law or for any loss
suffered by the Portfolio, the
Trust or its shareholders or
by Mitchell Hutchins in
connection with the matters to
which this Agreement relates,
except a loss resulting from
willful misfeasance, bad faith
or gross negligence on its
part in the performance of its
duties or from reckless
disregard by it of its
obligations and duties under
this Agreement. Nothing in
this paragraph shall be deemed
a limitation or waiver of any
obligation or duty that may
not by law be limited or
waived.

	7.	Representations of
Sub-Adviser.  The Sub-Adviser
represents, warrants and
agrees as follows:

	(a)	The Sub-Adviser (i)
is registered as an investment
adviser under the Advisers Act
and will continue to be so
registered for so long as this
Agreement remains in effect;
(ii) is not prohibited by the
1940 Act or the Advisers Act
from performing the services
contemplated by this
Agreement; (iii) has met, and
will seek to continue to meet
for so long as this Agreement
remains in effect, any other
applicable federal or state
requirements, or the
applicable requirements of any
regulatory or industry
self-regulatory agency,
necessary to be met in order
to perform the services
contemplated by this
Agreement; (iv) has the
authority to enter into and
perform the services
contemplated by this
Agreement; and (v) will
promptly notify Mitchell
Hutchins of the occurrence of
any event that would
disqualify the Sub-Adviser
from serving as an investment
adviser of an investment
company pursuant to Section
9(a) of the 1940 Act or
otherwise.

	(b)	The Sub-Adviser has
adopted a written code of
ethics complying with the
requirements of Rule 17j-1
under the 1940 Act and will
provide Mitchell Hutchins and
the Board with a copy of such
code of ethics, together with
evidence of its adoption.
Within fifteen days of the end
of the last calendar quarter
of each year that this
Agreement is in effect, the
president or a vice-president
of the Sub-Adviser shall
certify to Mitchell Hutchins
that the Sub-Adviser has
complied with the requirements
of Rule 17j-1 during the
previous year and that there
has been no violation of the
Sub-Adviser's code of ethics
or, if such a violation has
occurred, that appropriate
action was taken in response
to such violation. Upon the
written request of Mitchell
Hutchins, the Sub-Adviser
shall permit Mitchell
Hutchins, its employees or its
agents to examine the reports
required to be made by the
Sub-Adviser pursuant to Rule
17j-1 and all other records
relevant to the Sub-Adviser's
code of ethics.
	(c)	The Sub-Adviser has
provided Mitchell Hutchins
with a copy of its Form ADV,
as most recently filed with
the Securities and Exchange
Commission ("SEC"), and
promptly will furnish a copy
of all amendments to Mitchell
Hutchins at least annually.

	(d) 	The Sub-Adviser
shall provide notice to
Mitchell Hutchins within a
reasonable time after being
informed or learning of the
death or withdrawal of any if
its partners, upon the
admission of any new partners
or upon any other change in
its membership.

	(e)	The Sub-Adviser will
notify Mitchell Hutchins of
any change of control of the
Sub-Adviser, including any
change of its general partners
or 25% shareholders, as
applicable, and any changes in
the key personnel who are
either the portfolio
manager(s) of the Portfolio or
senior management of the
Sub-Adviser, in each case
prior to or promptly after
such change.

	(f)	The Sub-Adviser
agrees that neither it, nor
any of its affiliates, will in
any way refer directly or
indirectly to its relationship
with the Trust, the Portfolio,
Mitchell Hutchins or any of
their respective affiliates in
offering, marketing or other
promotional materials without
the express written consent of
Mitchell Hutchins.

	8.	Representations of
Mitchell Hutchins. Mitchell
Hutchins represents that (i)
the Trust was duly organized
as a Delaware business trust
under the laws of Delaware;
(ii) the appointment of the
Sub-Adviser has been duly
authorized and (iii) the Trust
has acted and will continue to
act in conformity with the
1940 Act and other applicable
laws.

	9.	Services Not
Exclusive.  The services
furnished by the Sub-Adviser
hereunder are not to be deemed
exclusive, and except as the
Sub-Adviser may otherwise
agree in writing, the Sub-
Adviser shall be free to
furnish similar services to
others so long as its services
under this Agreement are not
impaired thereby.  Nothing in
this Agreement shall limit or
restrict the right of any
director, officer or employee
of the Sub-Adviser, who may
also be a trustee, officer or
employee of the Trust, to
engage in any other business
or to devote his or her time
and attention in part to the
management or other aspects of
any other business, whether of
a similar nature or a
dissimilar nature.

	10.	Duration and
Termination.

	(a)	This Agreement shall
become effective upon the date
first above written, provided
that this Agreement shall not
take effect unless it has
first been approved (i) by a
vote of a majority of those
trustees of the Trust who are
not parties to this Agreement
or interested persons of any
such party, cast in person at
a meeting called for the
purpose of voting on such
approval, and (ii) by vote of
a majority of the Portfolio's
outstanding voting securities,
unless Mitchell Hutchins has
authority to enter into this
Agreement pursuant to
exemptive relief from the SEC
without a vote of the
Portfolio's outstanding voting
securities.

	(b)	Unless sooner
terminated as provided herein,
this Agreement shall continue
in effect for two years from
its effective date.
Thereafter, if not terminated,
this Agreement shall continue
automatically for successive
periods of twelve months each,
provided that such continuance
is specifically approved at
least annually (i) by a vote
of a majority of those
trustees of the Trust who are
not parties to this Agreement
or interested persons of any
such party, cast in person at
a meeting called for the
purpose of voting on such
approval, and (ii) by the
Board or by vote of a majority
of the outstanding voting
securities of the Portfolio.

	(c)	Notwithstanding the
foregoing, this Agreement may
be terminated at any time,
without the payment of any
penalty, by vote of the Board
or by a vote of a majority of
the outstanding voting
securities of the Portfolio on
60 days' written notice to the
Sub-Adviser. This Agreement
may also be terminated,
without the payment of any
penalty, by Mitchell Hutchins:
(i) upon 120 days' written
notice to the Sub-Adviser;
(ii) upon material breach by
the Sub-Adviser of any of the
representations, warranties
and agreements set forth in
Paragraph 7 of this Agreement,
or (iii) immediately if, in
the reasonable judgment of
Mitchell Hutchins, the
Sub-Adviser becomes unable to
discharge its duties and
obligations under this
Agreement, including
circumstances such as
financial insolvency of the
Sub-Adviser or other
circumstances that could
adversely affect the
Portfolio.  The Sub-Adviser
may terminate this Agreement
at any time, without the
payment of any penalty, on 120
days' written notice to
Mitchell Hutchins. This
Agreement will terminate
automatically in the event of
its assignment or upon
termination of the Management
Agreement, as it relates to
this Portfolio.

	11.	Amendment of this
Agreement.  No provision of
this Agreement may be changed,
waived, discharged or
terminated orally, but only by
an instrument in writing
signed by the party against
whom enforcement of the
change, waiver, discharge or
termination is sought.  To the
extent required by applicable
law, no amendment of this
Agreement shall be effective
until approved (i) by a vote
of a majority of those
trustees of the Trust who are
not parties to this Agreement
or interested persons of any
such party, and (ii) if the
terms of this Agreement shall
have changed, by a vote of a
majority of the Portfolio's
outstanding voting securities
(except in the case of (ii),
pursuant to the terms and
conditions of the SEC order
permitting it to modify the
Agreement without such vote).

	12.	Governing Law.  This
Agreement shall be construed
in accordance with the 1940
Act and the laws of the State
of Delaware, without giving
effect to the conflicts of
laws principles thereof. To
the extent that the applicable
laws of the State of Delaware
conflict with the applicable
provisions of the 1940 Act,
the latter shall control.

	13.	Miscellaneous.  The
captions in this Agreement are
included for convenience of
reference only and in no way
define or delimit any of the
provisions hereof or otherwise
affect their construction or
effect. If any provision of
this Agreement shall be held
or made invalid by a court
decision, statute, rule or
otherwise, the remainder of
this Agreement shall not be
affected thereby. This
Agreement shall be binding
upon and shall inure to the
benefit of the parties hereto
and their respective
successors. As used in this
Agreement, the terms "majority
of the outstanding voting
securities," "affiliated
person," "interested person,"
"assignment," "broker,"
"investment adviser," "net
assets," "sale," "sell" and
"security" shall have the same
meanings as such terms have in
the 1940 Act, subject to such
exemption as may be granted by
the SEC by any rule,
regulation or order. Where the
effect of a requirement of the
federal securities laws
reflected in any provision of
this Agreement is made less
restrictive by a rule,
regulation or order of the
SEC, whether of special or
general application, such
provision shall be deemed to
incorporate the effect of such
rule, regulation or order.
This Agreement may be signed
in counterpart.

	14.	Notices.  Any notice
herein required is to be in
writing and is deemed to have
been given to the Sub-Adviser
or Mitchell Hutchins upon
receipt of the same at their
respective addresses set forth
below.  All written notices
required are permitted to be
given under this Agreement
will be delivered by personal
service, by postage mail
return receipt requested or by
facsimile machine or a similar
means of same delivery which
providers evidence of receipt
(with a confirming copy by
mail as set forth herein).
All notices provided to
Mitchell Hutchins will be sent
to the attention of Dianne E.
O'Donnell, Deputy General
Counsel.  All notices provided
to the Sub-Adviser will be
sent to the attention of
Senior Counsel.

	IN WITNESS WHEREOF, the
parties hereto have caused
this instrument to be executed
by their duly authorized
signatories as of the date and
year first above written.


Attest:
	MITCHELL HUTCHINS ASSET
MANAGEMENT INC.
51 West 52nd Street
New York, New York  10019-6114



By:/s/ Andrew S. Novak___
Name:	  Andrew S. Novak
Title: Vice President

By:/s/ Dianne E. O'Donnell________
Name:  Dianne E. O'Donnell
Title: Deputy General Counsel






Attest:
	PACIFIC INVESTMENT
MANAGEMENT COMPANY LLC
840 Newport Center Drive
Suite 300
Newport Beach, California  92660




By:/s/ M. Fejaaz_________
Name: M. Fejaaz
Title:

By:/s/ William R. Benz____________
Name: William R. Benz, II
Title: Managing Director







For period ending July 31, 2000
		Exhibit
77Q1(e)

File number 811-8764

New Sub-Advisory Contract for PACE
Municipal Fixed Income Investments





Standish, Ayer & Wood Agreement

SUB-ADVISORY AGREEMENT


	Agreement made as of June
1, 2000 between MITCHELL
HUTCHINS ASSET MANAGEMENT INC.
("Mitchell Hutchins"), a
Delaware corporation, and
STANDISH, AYER & Wood, Inc.
("Sub-Adviser"), a
Massachusetts corporation (the
"Agreement").


	RECITALS

	(1)	Mitchell Hutchins
has entered into a Management
Agreement dated June 15, 1995
("Management Agreement") with
PaineWebber PACE Select
Advisors Trust (formerly known
as Managed Accounts Services
Portfolio Trust ("Trust")), an
open-end management investment
company registered under the
Investment Company Act of
1940, as amended ("1940 Act"),
with respect to PACE MUNICIPAL
FIXED INCOME INVESTMENTS
("Portfolio"); and

	(2)	Mitchell Hutchins
wishes to retain the Sub-
Adviser to furnish certain
investment advisory services
to Mitchell Hutchins and the
Portfolio;

	NOW, THEREFORE, in
consideration of the premises
and mutual covenants herein
contained, Mitchell Hutchins
and the Sub-Adviser agree as
follows:

	1.	Appointment.
Mitchell Hutchins hereby
appoints the Sub-Adviser as an
investment sub-adviser with
respect to the Portfolio for
the period and on the terms
set forth in this Agreement.
The Sub-Adviser accepts that
appointment and agrees to
render the services herein set
forth, for the compensation
herein provided.

	2.	Duties as
Sub-Adviser.

	(a)	Subject to the
supervision and direction of
the Trust's Board of Trustees
(the "Board") and review by
Mitchell Hutchins, and any
written guidelines adopted by
the Board or Mitchell
Hutchins, the Sub-Adviser will
provide a continuous
investment program for the
Portfolio, including
investment research and
discretionary management. The
Sub-Adviser will determine
from time to time what
investments will be purchased,
retained or sold by the
Portfolio. The Sub-Adviser
will be responsible for
placing purchase and sell
orders for investments and for
other related transactions.
The Sub-Adviser will be
responsible for voting proxies
of issuers of securities held
by the Portfolio.  The Sub-
Adviser understands that the
Portfolio's assets need to be
managed so as to permit the
Portfolio to qualify or to
continue to qualify as a
regulated investment company
under Subchapter M of the
Internal Revenue Code, as
amended ("Code").  The
Sub-Adviser will provide
services under this Agreement
in accordance with the
Portfolio's investment
objective, policies and
restrictions as stated in the
Portfolio's Prospectus and in
the Trust's currently
effective registration
statement under the 1940 Act,
and any amendments or
supplements thereto
("Registration Statement").

	(b)	The Sub-Adviser
agrees that, in placing orders
with brokers, it will obtain
the best net result in terms
of price and execution;
provided that, on behalf of
the Portfolio, the Sub-Adviser
may, in its discretion, use
brokers who provide the
Sub-Adviser with research,
analysis, advice and similar
services to execute portfolio
transactions on behalf of the
Portfolio, and the Sub-Adviser
may pay to those brokers in
return for brokerage and
research services a higher
commission than may be charged
by other brokers, subject to
the Sub-Adviser's
determination in good faith
that such commission is
reasonable in terms either of
the particular transaction or
of the overall responsibility
of the Sub-Adviser to the
Portfolio and its other
clients and that the total
commissions paid by the
Portfolio will be reasonable
in relation to the benefits to
the Portfolio over the long
term. In no instance will
portfolio securities be
purchased from or sold to
Mitchell Hutchins or the
Sub-Adviser, or any affiliated
person thereof, except in
accordance with the federal
securities laws and the rules
and regulations thereunder.
The Sub-Adviser may aggregate
sales and purchase orders with
respect to the assets of the
Portfolio with similar orders
being made simultaneously for
other accounts advised by the
Sub-Adviser or its affiliates.
Whenever the Sub-Adviser
simultaneously places orders
to purchase or sell the same
security on behalf of the
Portfolio and one or more
other accounts advised by the
Sub-Adviser, the orders will
be allocated as to price and
amount among all such accounts
in a manner believed to be
equitable over time to each
account. Mitchell Hutchins
recognizes that in some cases
this procedure may adversely
affect the results obtained
for the Portfolio.

	(c)	The Sub-Adviser will
maintain all books and records
required to be maintained
pursuant to the 1940 Act and
the rules and regulations
promulgated thereunder with
respect to actions by the
Sub-Adviser on behalf of the
Portfolio, and will furnish
the Board and Mitchell
Hutchins with such periodic
and special reports as the
Board or Mitchell Hutchins
reasonably may request. In
compliance with the
requirements of Rule 31a-3
under the 1940 Act, the
Sub-Adviser hereby agrees that
all records which it maintains
for the Portfolio are the
property of the Trust, agrees
to preserve for the periods
prescribed by Rule 31a-2 under
the 1940 Act any records that
it maintains for the Portfolio
and that are required to be
maintained by Rule 31a-1 under
the 1940 Act, and further
agrees to surrender promptly
to the Trust any records which
it maintains for the Portfolio
upon request by the Trust.

	(d)	At such times as
shall be reasonably requested
by the Board or Mitchell
Hutchins, the Sub-Adviser will
provide the Board and Mitchell
Hutchins with economic and
investment analyses and
reports as well as quarterly
reports setting forth the
Portfolio's performance and
make available to the Board
and Mitchell Hutchins any
economic, statistical and
investment services that the
Sub-Adviser normally makes
available to its institutional
or other customers.

	(e)	In accordance with
procedures adopted by the
Board, as amended from time to
time, the Sub-Adviser is
responsible for assisting in
the fair valuation of all
portfolio securities and will
use its reasonable efforts to
arrange for the provision of a
price(s) from a party(ies)
independent of the Sub-Adviser
for each portfolio security
for which the custodian does
not obtain prices in the
ordinary course of business
from an automated pricing
service.

	3.	Further Duties.  In
all matters relating to the
performance of this Agreement,
the Sub-Adviser will seek to
act in conformity with the
Trust's Trust Instrument,
By-Laws and Registration
Statement and with the written
instructions and written
directions of the Board and
Mitchell Hutchins; and will
comply with the requirements
of the 1940 Act, and the
Investment Advisers Act of
1940, as amended ("Advisers
Act"), and the rules under
each, the Code, and all other
federal and state laws and
regulations applicable to the
Trust and the Portfolio.
Mitchell Hutchins agrees to
provide to the Sub-Adviser
copies of the Trust's Trust
Instrument, By-Laws,
Registration Statement,
written instructions and
directions of the Board and
Mitchell Hutchins, and any
amendments or supplements to
any of these materials as soon
as practicable after such
materials become available;
and further agrees to identify
to the Sub-Adviser in writing
any broker-dealers that are
affiliated with Mitchell
Hutchins (other than
PaineWebber Incorporated and
Mitchell Hutchins itself).

	4.	Expenses.  During
the term of this Agreement,
the Sub-Adviser will bear all
expenses incurred by it in
connection with its services
under this Agreement.  The
Sub-Adviser shall not be
responsible for any expenses
incurred by the Trust, the
Portfolio or Mitchell
Hutchins.



	5.	Compensation.

	(a)	For the services
provided and the expenses
assumed by the Sub-Adviser
pursuant to this Agreement,
Mitchell Hutchins, not the
Portfolio, will pay to the
Sub-Adviser a fee, computed
daily and payable monthly, at
an annual rate of 0.20% of the
Portfolio's average daily net
assets (computed in the manner
specified in the Management
Agreement), together with a
schedule showing the manner in
which the fee was computed.

	(b)	The fee shall be
accrued daily and payable
monthly to the Sub-Adviser on
or before the last business
day of the next succeeding
calendar month.

	(c)	For those periods in
which Mitchell Hutchins has
agreed to waive all or a
portion of its management fee,
Mitchell Hutchins may ask the
Sub-Adviser to waive the same
proportion of its fees, but
the Sub-Adviser is under no
obligation to do so.

	(d)	If this Agreement
becomes effective or
terminates before the end of
any month, the fee for the
period from the effective date
to the end of the month or
from the beginning of such
month to the date of
termination, as the case may
be, shall be pro-rated
according to the proportion
which such period bears to the
full month in that such
effectiveness or termination
occurs.

6. Limitation Of
Liability.

	(a) The Sub-Adviser shall
not be liable for any error of
judgment or mistake of law or
for any loss suffered by the
Portfolio, the Trust or its
shareholders or by Mitchell
Hutchins in connection with
the matters to which this
Agreement relates, except a
loss resulting from willful
misfeasance, bad faith or
gross negligence on its part
in the performance of its
duties or from reckless
disregard by it of its
obligations and duties under
this Agreement.

	(b)	In no event will the
Sub-Adviser have any
responsibility for any other
series of the Trust, for any
portion of the Portfolio not
managed by the Sub-Adviser or
for the acts or omissions of
any other sub-adviser to the
Trust or Portfolio, the
Trust's custodian,
administrator, distributor or
any broker-dealer selected
with due care by the Sub-
Adviser to effect transactions
for the Portfolio.

	In particular, in the
event the Sub-Adviser shall
manage only a portion of the
Portfolio, the Sub-Adviser
shall have no responsibility
for the Portfolio's being in
violation of any applicable
law or regulation or
investment policy or
restriction applicable to the
Portfolio as a whole or for
the Portfolio's failing to
qualify as a regulated
investment company under the
Code, if the securities and
other holdings of the portion
of the Portfolio managed by
the Sub-Adviser are such that
such portion would not be in
such violation or fail to so
qualify if such portion were
deemed a separate series of
the Trust or a separate
"regulated investment company"
under the Code.

	Nothing in this section
shall be deemed a limitation
or waiver of any obligation or
duty that may not by law be
limited or waived.

	7.	Representations of
Sub-Adviser.  The Sub-Adviser
represents, warrants and
agrees as follows:

	(a)	The Sub-Adviser (i)
is registered as an investment
adviser under the Advisers Act
and will continue to be so
registered for so long as this
Agreement remains in effect;
(ii) is not prohibited by the
1940 Act or the Advisers Act
from performing the services
contemplated by this
Agreement; (iii) has met, and
will seek to continue to meet
for so long as this Agreement
remains in effect, any other
applicable federal or state
requirements, or the
applicable requirements of any
regulatory or industry
self-regulatory agency,
necessary to be met in order
to perform the services
contemplated by this
Agreement; (iv) has the
authority to enter into and
perform the services
contemplated by this
Agreement; and (v) will
promptly notify Mitchell
Hutchins of the occurrence of
any event that would
disqualify the Sub-Adviser
from serving as an investment
adviser of an investment
company pursuant to Section
9(a) of the 1940 Act or
otherwise.

	(b)	The Sub-Adviser has
adopted a written code of
ethics complying with the
requirements of Rule 17j-1
under the 1940 Act and will
provide Mitchell Hutchins and
the Board with a copy of such
code of ethics, together with
evidence of its adoption.
Within fifteen days of the end
of the last calendar quarter
of each year that this
Agreement is in effect, the
president or a vice-president
of the Sub-Adviser shall
certify to Mitchell Hutchins
that the Sub-Adviser has
complied with the requirements
of Rule 17j-1 during the
previous year and that there
has been no violation of the
Sub-Adviser's code of ethics
or, if such a violation has
occurred, that appropriate
action was taken in response
to such violation. Upon the
written request of Mitchell
Hutchins, the Sub-Adviser
shall permit Mitchell
Hutchins, its employees or its
agents to examine the reports
required to be made by the
Sub-Adviser pursuant to Rule
17j-1 and all other records
relevant to the Sub-Adviser's
code of ethics.

	(c)	The Sub-Adviser has
provided Mitchell Hutchins
with a copy of its Form ADV,
as most recently filed with
the Securities and Exchange
Commission ("SEC"), and
promptly will furnish a copy
of all amendments to Mitchell
Hutchins at least annually.

	(d) 	The Sub-Adviser
shall provide notice to
Mitchell Hutchins within a
reasonable time after being
informed or learning of the
death or withdrawal of any if
its partners, upon the
admission of any new partners
or upon any other change in
its membership.

	(e)	The Sub-Adviser will
notify Mitchell Hutchins of
any change of control of the
Sub-Adviser, including any
change of its general partners
or 25% shareholders, as
applicable, and any changes in
the key personnel who are
either the portfolio
manager(s) of the Portfolio or
senior management of the
Sub-Adviser, in each case
prior to or promptly after
such change.

	(f)	The Sub-Adviser
agrees that neither it, nor
any of its affiliates, will in
any way refer directly or
indirectly to its relationship
with the Trust, the Portfolio,
Mitchell Hutchins or any of
their respective affiliates in
offering, marketing or other
promotional materials without
the express written consent of
Mitchell Hutchins.

	8.	Services Not
Exclusive. The services
furnished by the Sub-Adviser
hereunder are not to be deemed
exclusive, and except as the
Sub-Adviser may otherwise
agree in writing, the Sub-
Adviser shall be free to
furnish similar services to
others so long as its services
under this Agreement are not
impaired thereby.  Nothing in
this Agreement shall limit or
restrict the right of any
director, officer or employee
of the Sub-Adviser, who may
also be a trustee, officer or
employee of the Trust, to
engage in any other business
or to devote his or her time
and attention in part to the
management or other aspects of
any other business, whether of
a similar nature or a
dissimilar nature.

	9.	Duration and
Termination.

	(a)	This Agreement shall
become effective upon the date
first above written, provided
that this Agreement shall not
take effect unless it has
first been approved (i) by a
vote of a majority of those
trustees of the Trust who are
not parties to this Agreement
or interested persons of any
such party, cast in person at
a meeting called for the
purpose of voting on such
approval, and (ii) by vote of
a majority of the Portfolio's
outstanding voting securities.

	(b)	Unless sooner
terminated as provided herein,
this Agreement shall continue
in effect for two years from
its effective date.
Thereafter, if not terminated,
this Agreement shall continue
automatically for successive
periods of twelve months each,
provided that such continuance
is specifically approved at
least annually (i) by a vote
of a majority of those
trustees of the Trust who are
not parties to this Agreement
or interested persons of any
such party, cast in person at
a meeting called for the
purpose of voting on such
approval, and (ii) by the
Board or by vote of a majority
of the outstanding voting
securities of the Portfolio.

	(c)	Notwithstanding the
foregoing, this Agreement may
be terminated at any time,
without the payment of any
penalty, by vote of the Board
or by a vote of a majority of
the outstanding voting
securities of the Portfolio on
60 days' written notice to the
Sub-Adviser. This Agreement
may also be terminated,
without the payment of any
penalty, by Mitchell Hutchins:
(i) upon 120 days' written
notice to the Sub-Adviser;
(ii) upon material breach by
the Sub-Adviser of any of the
representations, warranties
and agreements set forth in
Paragraph 7 of this Agreement;
or (iii) immediately if, in
the reasonable judgment of
Mitchell Hutchins, the
Sub-Adviser becomes unable to
discharge its duties and
obligations under this
Agreement, including
circumstances such as
financial insolvency of the
Sub-Adviser or other
circumstances that could
adversely affect the
Portfolio.  The Sub-Adviser
may terminate this Agreement
at any time, without the
payment of any penalty, on 120
days' written notice to
Mitchell Hutchins. This
Agreement will terminate
automatically in the event of
its assignment or upon
termination of the Management
Agreement, as it relates to
this Portfolio.

	10.	Amendment of this
Agreement.  No provision of
this Agreement may be changed,
waived, discharged or
terminated orally, but only by
an instrument in writing
signed by the party against
whom enforcement of the
change, waiver, discharge or
termination is sought.  To the
extent required by applicable
law, no amendment of this
Agreement shall be effective
until approved (i) by a vote
of a majority of those
trustees of the Trust who are
not parties to this Agreement
or interested persons of any
such party, and (ii) if the
terms of this Agreement shall
have changed, by a vote of a
majority of the Portfolio's
outstanding voting securities
(except in the case of (ii),
pursuant to the terms and
conditions of the SEC order
permitting it to modify the
Agreement without such vote).

	11.	Governing Law.  This
Agreement shall be construed
in accordance with the 1940
Act and the laws of the State
of Delaware, without giving
effect to the conflicts of
laws principles thereof. To
the extent that the applicable
laws of the State of Delaware
conflict with the applicable
provisions of the 1940 Act,
the latter shall control.

	12.	Miscellaneous.  The
captions in this Agreement are
included for convenience of
reference only and in no way
define or delimit any of the
provisions hereof or otherwise
affect their construction or
effect. If any provision of
this Agreement shall be held
or made invalid by a court
decision, statute, rule or
otherwise, the remainder of
this Agreement shall not be
affected thereby. This
Agreement shall be binding
upon and shall inure to the
benefit of the parties hereto
and their respective
successors. As used in this
Agreement, the terms "majority
of the outstanding voting
securities," "affiliated
person," "interested person,"
"assignment," "broker,"
"investment adviser," "net
assets," "sale," "sell" and
"security" shall have the same
meanings as such terms have in
the 1940 Act, subject to such
exemption as may be granted by
the SEC by any rule,
regulation or order. Where the
effect of a requirement of the
federal securities laws
reflected in any provision of
this Agreement is made less
restrictive by a rule,
regulation or order of the
SEC, whether of special or
general application, such
provision shall be deemed to
incorporate the effect of such
rule, regulation or order.
This Agreement may be signed
in counterpart.

	13.	Notices.  Any notice
herein required is to be in
writing and is deemed to have
been given to the Sub-Adviser
or Mitchell Hutchins upon
receipt of the same at their
respective addresses set forth
below.  All written notices
required are permitted to be
given under this Agreement
will be delivered by personal
service, by postage mail
return receipt requested or by
facsimile machine or a similar
means of same delivery which
providers evidence of receipt
(with a confirming copy by
mail as set forth herein).
All notices provided to
Mitchell Hutchins will be sent
to the attention of Dianne E.
O'Donnell, Deputy General
Counsel.  All notices provided
to the Sub-Adviser will be
sent to the attention of
Beverly E. Banfeld, Compliance
Officer.

	IN WITNESS WHEREOF, the
parties hereto have caused
this instrument to be executed
by their duly authorized
signatories as of the date and
year first above written.


Attest:
	MITCHELL HUTCHINS ASSET
MANAGEMENT INC.
51 West 52nd Street
New York, New York  10019-6114



By:/s/ Andrew S. Novak___________
Name:	  Andrew S. Novak
Title: Vice President


By:/s/Dianne E. O'Donnell
Name:  Dianne E. O'Donnell
Title: Deputy General Counsel


Attest:
	STANDISH, AYER & WOOD,
INC.
One Financial Center
Boston, Massachusetts  02111-
2662

By:/s/ Tom Healey
Name:	Tom Healey
Title: Compliance Officer

By:/s/ Austin C. Smith__
Name:  Austin C. Smith
Title:  Treasurer







For period ending July 31, 2000

		Exhibit
77Q1(e)

File number 811-8764

New Sub-Advisory Contract for
 PACE Large
Company Value Equity Investments


Institutional Capital Corporation
Agreement


	SUB-ADVISORY AGREEMENT


	Agreement made as of July
1, 2000 between MITCHELL
HUTCHINS ASSET MANAGEMENT INC.
("Mitchell Hutchins"), a
Delaware corporation, and
INSTITUTIONAL CAPITAL
CORPORATION ("Sub-Adviser"), a
Delaware corporation (the
"Agreement").


	RECITALS

	(1)	Mitchell Hutchins
has entered into a Management
Agreement dated June 15, 1995
("Management Agreement") with
PaineWebber PACE Select
Advisors Trust (formerly known
as Managed Accounts Services
Portfolio Trust ("Trust")), an
open-end management investment
company registered under the
Investment Company Act of
1940, as amended ("1940 Act"),
with respect to PACE LARGE
COMPANY VALUE EQUITY
INVESTMENTS ("Portfolio"); and

	(2)	Mitchell Hutchins
desires to allocate the
portfolio investments of the
Portfolio between two
segments, and to retain the
Sub-Adviser to furnish certain
investment advisory services
with respect to one segment of
the investments of the
Portfolio; and

	(3)	The Sub-Adviser is
willing to furnish such
services;

	NOW, THEREFORE, in
consideration of the premises
and mutual covenants herein
contained, Mitchell Hutchins
and the Sub-Adviser agree as
follows:

	1.	Appointment.
Mitchell Hutchins hereby
appoints the Sub-Adviser as an
investment sub-adviser with
respect to one segment of the
Portfolio's investments for
the period and on the terms
set forth in this Agreement.
The Sub-Adviser accepts that
appointment and agrees to
render the services herein set
forth, for the compensation
herein provided.

	2.	Duties as
Sub-Adviser.

	(a)	Subject to the
supervision and direction of
the Trust's Board of Trustees
(the "Board") and review by
Mitchell Hutchins, and any
written guidelines adopted by
the Board or Mitchell
Hutchins, the Sub-Adviser will
provide a continuous
investment program with
respect to its segment of the
Portfolio's investments,
including investment research
and discretionary management
to all securities and
investments and cash
equivalents in the Portfolio
allocated by Mitchell Hutchins
to the Sub-Adviser's segment
of the Portfolio's
investments. The Sub-Adviser
will determine from time to
time what investments will be
purchased, retained or sold by
the Portfolio in its segment
of the Portfolio's
investments. The Sub-Adviser
will be responsible for
placing purchase and sell
orders for investments and for
other related transactions
with respect its segment of
the Portfolio. The Sub-Adviser
will be responsible for voting
proxies of issuers of
securities held by the Sub-
Adviser's segment of the
Portfolio. The Sub-Adviser
understands that the
Portfolio's assets need to be
managed so as to permit the
Portfolio to qualify or to
continue to qualify as a
regulated investment company
under Subchapter M of the
Internal Revenue Code, as
amended ("Code").  The
Sub-Adviser will provide
services under this Agreement
in accordance with the
Portfolio's investment
objective, policies and
restrictions as stated in the
Portfolio's Prospectus and in
the Trust's currently
effective registration
statement under the 1940 Act,
and any amendments or
supplements thereto
("Registration Statement").

	(b)	The Sub-Adviser
agrees that, in placing orders
with brokers, it will attempt
to obtain the best net result
in terms of price and
execution; provided that, on
behalf of the Portfolio, the
Sub-Adviser may, in its
discretion, use brokers who
provide the Sub-Adviser with
research, analysis, advice and
similar services to execute
portfolio transactions on
behalf of the Portfolio, and
the Sub-Adviser may pay to
those brokers in return for
brokerage and research
services a higher commission
than may be charged by other
brokers, subject to the
Sub-Adviser's determination in
good faith that such
commission is reasonable in
terms either of the particular
transaction or of the overall
responsibility of the
Sub-Adviser to the Portfolio
and its other clients and that
the total commissions paid by
the Portfolio will be
reasonable in relation to the
benefits to the Portfolio over
the long term. In no instance
will portfolio securities be
purchased from or sold to
Mitchell Hutchins or the
Sub-Adviser, or any affiliated
person thereof, except in
accordance with the federal
securities laws and the rules
and regulations thereunder.
The Sub-Adviser may aggregate
sales and purchase orders with
respect to the assets of the
Portfolio with similar orders
being made simultaneously for
other accounts advised by the
Sub-Adviser or its affiliates.
Whenever the Sub-Adviser
simultaneously places orders
to purchase or sell the same
security on behalf of the
Portfolio and one or more
other accounts advised by the
Sub-Adviser, the orders will
be allocated as to price and
amount among all such accounts
in a manner believed to be
equitable over time to each
account. Mitchell Hutchins
recognizes that in some cases
this procedure may adversely
affect the results obtained
for the Portfolio.

	(c)	The Sub-Adviser will
maintain all books and records
required to be maintained
pursuant to the 1940 Act and
the rules and regulations
promulgated thereunder with
respect to transactions by the
Sub-Adviser on behalf of the
Portfolio, and will furnish
the Board and Mitchell
Hutchins with such periodic
and special reports as the
Board or Mitchell Hutchins
reasonably may request. In
compliance with the
requirements of Rule 31a-3
under the 1940 Act, the
Sub-Adviser hereby agrees that
all records which it maintains
for the Portfolio are the
property of the Trust, agrees
to preserve for the periods
prescribed by Rule 31a-2 under
the 1940 Act any records that
it maintains for the Portfolio
and that are required to be
maintained by Rule 31a-1 under
the 1940 Act, and further
agrees to surrender promptly
to the Trust any records which
it maintains for the Portfolio
upon request by the Trust.

	(d)	At such times as
shall be reasonably requested
by the Board or Mitchell
Hutchins, the Sub-Adviser will
provide the Board and Mitchell
Hutchins with economic and
investment analyses and
reports as well as quarterly
reports setting forth the
performance of the Sub-
Adviser's segment of the
Portfolio's investments and
make available to the Board
and Mitchell Hutchins any
economic, statistical and
investment services that the
Sub-Adviser normally makes
available to its institutional
or other customers.

	(e)	In accordance with
procedures adopted by the
Board, as amended from time to
time, the Sub-Adviser is
responsible for assisting in
the fair valuation of all
portfolio securities in the
Sub-Adviser's segment of the
Portfolio and will use its
reasonable efforts to arrange
for the provision of a
price(s) from a party(ies)
independent of the Sub-Adviser
for each portfolio security
for which the custodian does
not obtain prices in the
ordinary course of business
from an automated pricing
service.

	3.	Further Duties.  In
all matters relating to the
performance of this Agreement,
the Sub-Adviser will seek to
act in conformity with the
Trust's Trust Instrument,
By-Laws and Registration
Statement and with the written
instructions and written
directions of the Board and
Mitchell Hutchins; and will
comply with the requirements
of the 1940 Act, and the
Investment Advisers Act of
1940, as amended ("Advisers
Act"), and the rules under
each, the Code, and all other
federal and state laws and
regulations applicable to the
Trust and the Portfolio.
Mitchell Hutchins agrees to
provide to the Sub-Adviser
copies of the Trust's Trust
Instrument, By-Laws,
Registration Statement,
written instructions and
directions of the Board and
Mitchell Hutchins, and any
amendments or supplements to
any of these materials as soon
as practicable after such
materials become available;
and further agrees to identify
to the Sub-Adviser in writing
any broker-dealers that are
affiliated with Mitchell
Hutchins (other than
PaineWebber Incorporated and
Mitchell Hutchins itself).

	4.	Expenses.  During
the term of this Agreement,
the Sub-Adviser will bear all
expenses incurred by it in
connection with its services
under this Agreement.  The
Sub-Adviser shall not be
responsible for any expenses
incurred by the Trust, the
Portfolio or Mitchell
Hutchins.

	5.	Compensation.

	(a)	For the services
provided and the expenses
assumed by the Sub-Adviser
pursuant to this Agreement,
Mitchell Hutchins, not the
Portfolio, will pay to the
Sub-Adviser a fee, computed
daily and payable monthly, at
an annual rate of 0.30% of the
Portfolio's average daily net
assets allocated to its
management(computed in the
manner specified in the
Management Agreement), and
will provide the Sub-Adviser
with a schedule showing the
manner in which the fee was
computed.  Under this fee
agreement, the Sub-Adviser
will receive fees based on the
value of portfolio assets
under its management as these
assets have been allocated to
it by Mitchell Hutchins.

	(b)	The fee shall be
accrued daily and payable
monthly to the Sub-Adviser on
or before the last business
day of the next succeeding
calendar month.

	(c)	For those periods in
which Mitchell Hutchins has
agreed to waive all or a
portion of its management fee,
Mitchell Hutchins may ask the
Sub-Adviser to waive the same
proportion of its fees, but
the Sub-Adviser is under no
obligation to do so.

	(d)	If this Agreement
becomes effective or
terminates before the end of
any month, the fee for the
period from the effective date
to the end of the month or
from the beginning of such
month to the date of
termination, as the case may
be, shall be pro-rated
according to the proportion
which such period bears to the
full month in that such
effectiveness or termination
occurs.

7. Limitation Of
Liability.

	(a) The Sub-Adviser shall
not be liable for any error of
judgment or mistake of law or
for any loss suffered by the
Portfolio, the Trust or its
shareholders or by Mitchell
Hutchins in connection with
the matters to which this
Agreement relates, except a
loss resulting from willful
misfeasance, bad faith or
gross negligence on its part
in the performance of its
duties or from reckless
disregard by it of its
obligations and duties under
this Agreement.

	(b)	In no event will the
Sub-Adviser have any
responsibility for any other
series of the Trust, for any
portion of the Portfolio not
managed by the Sub-Adviser or
for the acts or omissions of
any other sub-adviser to the
Trust or Portfolio.

	The Sub-Adviser shall
have no responsibility for the
Portfolio's being in violation
of any applicable law or
regulation or investment
policy or restriction
applicable to the Portfolio as
a whole or for the Portfolio's
failing to qualify as a
regulated investment company
under the Code, if the
securities and other holdings
of the segment of the
Portfolio managed by the Sub-
Adviser are such that such
segment would not be in such
violation or fail to so
qualify if such segment were
deemed a separate series of
the Trust or a separate
"regulated investment company"
under the Code.

	Nothing in this section
shall be deemed a limitation
or waiver of any obligation or
duty that may not by law be
limited or waived.

	7.	Representations of
Sub-Adviser.  The Sub-Adviser
represents, warrants and
agrees as follows:

	(a)	The Sub-Adviser (i)
is registered as an investment
adviser under the Advisers Act
and will continue to be so
registered for so long as this
Agreement remains in effect;
(ii) is not prohibited by the
1940 Act or the Advisers Act
from performing the services
contemplated by this
Agreement; (iii) has met, and
will seek to continue to meet
for so long as this Agreement
remains in effect, any other
applicable federal or state
requirements, or the
applicable requirements of any
regulatory or industry
self-regulatory agency,
necessary to be met in order
to perform the services
contemplated by this
Agreement; (iv) has the
authority to enter into and
perform the services
contemplated by this
Agreement; and (v) will
promptly notify Mitchell
Hutchins of the occurrence of
any event that would
disqualify the Sub-Adviser
from serving as an investment
adviser of an investment
company pursuant to Section
9(a) of the 1940 Act or
otherwise.

	(b)	The Sub-Adviser has
adopted a written code of
ethics complying with the
requirements of Rule 17j-1
under the 1940 Act and will
provide Mitchell Hutchins and
the Board with a copy of such
code of ethics, together with
evidence of its adoption.
Within fifteen days of the end
of the last calendar quarter
of each year that this
Agreement is in effect, the
president or a vice-president
of the Sub-Adviser shall
certify to Mitchell Hutchins
that the Sub-Adviser has
complied with the requirements
of Rule 17j-1 during the
previous year and that there
has been no violation of the
Sub-Adviser's code of ethics
or, if such a violation has
occurred, that appropriate
action was taken in response
to such violation. Upon the
written request of Mitchell
Hutchins, the Sub-Adviser
shall permit Mitchell
Hutchins, its employees or its
agents to examine the reports
required to be made by the
Sub-Adviser pursuant to Rule
17j-1 and all other records
relevant to the Sub-Adviser's
code of ethics.

	(c)	The Sub-Adviser has
provided Mitchell Hutchins
with a copy of its Form ADV,
as most recently filed with
the Securities and Exchange
Commission ("SEC"), and
promptly will furnish a copy
of all amendments to Mitchell
Hutchins at least annually.

	(d) 	The Sub-Adviser
shall provide notice to
Mitchell Hutchins within a
reasonable time after being
informed or learning of the
death or withdrawal of any if
its partners, upon the
admission of any new partners
or upon any other change in
its membership.

	(e)	The Sub-Adviser will
notify Mitchell Hutchins of
any change of control of the
Sub-Adviser, including any
change of its general partners
or 25% shareholders, as
applicable, and any changes in
the key personnel who are
either the portfolio
manager(s) of the Portfolio or
senior management of the
Sub-Adviser, in each case
prior to or promptly after
such change.

	(f)	The Sub-Adviser
agrees that neither it, nor
any of its affiliates, will in
any way refer directly or
indirectly to its relationship
with the Trust, the Portfolio,
Mitchell Hutchins or any of
their respective affiliates in
offering, marketing or other
promotional materials without
the express written consent of
Mitchell Hutchins.

	8.	Representation of
Mitchell Hutchins. Mitchell
Hutchins represents that (i)
the Trust was duly organized
as a Delaware business trust
under the laws of Delaware,
(ii) the appointment of the
Sub-Adviser has been duly
authorized and (iii) the Trust
has acted and will continue to
act in conformity with the
1940 Act and other applicable
laws.

	9.	Services Not
Exclusive. The services
furnished by the Sub-Adviser
hereunder are not to be deemed
exclusive, and except as the
Sub-Adviser may otherwise
agree in writing, the Sub-
Adviser shall be free to
furnish similar services to
others so long as its services
under this Agreement are not
impaired thereby.  Nothing in
this Agreement shall limit or
restrict the right of any
director, officer or employee
of the Sub-Adviser, who may
also be a trustee, officer or
employee of the Trust, to
engage in any other business
or to devote his or her time
and attention in part to the
management or other aspects of
any other business, whether of
a similar nature or a
dissimilar nature.


	10.	Duration and
Termination.

	(a)	This Agreement shall
become effective upon the date
first above written, provided
that this Agreement shall not
take effect unless it has
first been approved (i) by a
vote of a majority of those
trustees of the Trust who are
not parties to this Agreement
or interested persons of any
such party, cast in person at
a meeting called for the
purpose of voting on such
approval, and (ii) by vote of
a majority of the Portfolio's
outstanding voting securities,
unless Mitchell Hutchins has
authority to enter into this
Agreement pursuant to
exemptive relief from the SEC
without a vote of the
Portfolio's outstanding voting
securities.

	(b)	Unless sooner
terminated as provided herein,
this Agreement shall continue
in effect for two years from
its effective date.
Thereafter, if not terminated,
this Agreement shall continue
automatically for successive
periods of twelve months each,
provided that such continuance
is specifically approved at
least annually (i) by a vote
of a majority of those
trustees of the Trust who are
not parties to this Agreement
or interested persons of any
such party, cast in person at
a meeting called for the
purpose of voting on such
approval, and (ii) by the
Board or by vote of a majority
of the outstanding voting
securities of the Portfolio.

	(c)	Notwithstanding the
foregoing, this Agreement may
be terminated at any time,
without the payment of any
penalty, by vote of the Board
or by a vote of a majority of
the outstanding voting
securities of the Portfolio on
60 days' written notice to the
Sub-Adviser. This Agreement
may also be terminated,
without the payment of any
penalty, by Mitchell Hutchins:
(i) upon 120 days' written
notice to the Sub-Adviser;
(ii) upon material breach by
the Sub-Adviser of any of the
representations, warranties
and agreements set forth in
Paragraph 7 of this Agreement;
or (iii) immediately if, in
the reasonable judgment of
Mitchell Hutchins, the
Sub-Adviser becomes unable to
discharge its duties and
obligations under this
Agreement, including
circumstances such as
financial insolvency of the
Sub-Adviser or other
circumstances that could
adversely affect the
Portfolio.  The Sub-Adviser
may terminate this Agreement
at any time, without the
payment of any penalty, on 120
days' written notice to
Mitchell Hutchins. This
Agreement will terminate
automatically in the event of
its assignment or upon
termination of the Management
Agreement, as it relates to
this Portfolio.

	11.	Amendment of this
Agreement.  No provision of
this Agreement may be changed,
waived, discharged or
terminated orally, but only by
an instrument in writing
signed by the party against
whom enforcement of the
change, waiver, discharge or
termination is sought.  To the
extent required by applicable
law, no amendment of this
Agreement shall be effective
until approved (i) by a vote
of a majority of those
trustees of the Trust who are
not parties to this Agreement
or interested persons of any
such party, and (ii) if the
terms of this Agreement shall
have changed, by a vote of a
majority of the Portfolio's
outstanding voting securities
(except in the case of (ii),
pursuant to the terms and
conditions of the SEC order
permitting it to modify the
Agreement without such vote).

	12.	Governing Law.  This
Agreement shall be construed
in accordance with the 1940
Act and the laws of the State
of Delaware, without giving
effect to the conflicts of
laws principles thereof. To
the extent that the applicable
laws of the State of Delaware
conflict with the applicable
provisions of the 1940 Act,
the latter shall control.

	13.	Miscellaneous.  The
captions in this Agreement are
included for convenience of
reference only and in no way
define or delimit any of the
provisions hereof or otherwise
affect their construction or
effect. If any provision of
this Agreement shall be held
or made invalid by a court
decision, statute, rule or
otherwise, the remainder of
this Agreement shall not be
affected thereby. This
Agreement shall be binding
upon and shall inure to the
benefit of the parties hereto
and their respective
successors. As used in this
Agreement, the terms "majority
of the outstanding voting
securities," "affiliated
person," "interested person,"
"assignment," "broker,"
"investment adviser," "net
assets," "sale," "sell" and
"security" shall have the same
meanings as such terms have in
the 1940 Act, subject to such
exemption as may be granted by
the SEC by any rule,
regulation or order. Where the
effect of a requirement of the
federal securities laws
reflected in any provision of
this Agreement is made less
restrictive by a rule,
regulation or order of the
SEC, whether of special or
general application, such
provision shall be deemed to
incorporate the effect of such
rule, regulation or order.
This Agreement may be signed
in counterpart.

	14.	Notices.  Any notice
herein required is to be in
writing and is deemed to have
been given to the Sub-Adviser
or Mitchell Hutchins upon
receipt of the same at their
respective addresses set forth
below.  All written notices
required are permitted to be
given under this Agreement
will be delivered by personal
service, by postage mail
return receipt requested or by
facsimile machine or a similar
means of same delivery which
providers evidence of receipt
(with a confirming copy by
mail as set forth herein).
All notices provided to
Mitchell Hutchins will be sent
to the attention of Dianne E.
O'Donnell, Deputy General
Counsel.  All notices provided
to the Sub-Adviser will be
sent to the attention of
Pamela H. Conroy, Compliance
Officer.

	IN WITNESS WHEREOF, the
parties hereto have caused
this instrument to be executed
by their duly authorized
signatories as of the date and
year first above written.


Attest:
	MITCHELL HUTCHINS ASSET
MANAGEMENT INC.
51 West 52nd Street
New York, New York  10019-6114



By: /s/ Andrew S. Novak__
Name:	 Andrew S. Novak
Title: Vice President

By:/s/ Dianne E. O'Donnell___
Name: Dianne E. O'Donnell
Title: Deputy General Counsel




Attest:
	INSTITUTIONAL CAPITAL
CORPORATION
225 West Wacker
Suite 2400
Chicago, Illinois  60606

By:/s/ Celeste Hill______
Name:	Celeste Hill
Title: Administrative
       Assistant

By:/s/Pamela H.
Conroy___________
Name: Pamela H. Conroy
Title: Senior Vice President




For period ending July 31, 2000

Exhibit
77Q1(e)

File number 811-8764

New Sub-Advisory Contract for
PACE Large
Company Value Equity Investments


Westwood Management Corporation
Agreement

SUB-ADVISORY AGREEMENT


	Agreement made as of July
1, 2000 between MITCHELL
HUTCHINS ASSET MANAGEMENT INC.
("Mitchell Hutchins"), a
Delaware corporation, and
WESTWOOD MANAGEMENT
CORPORATION ("Sub-Adviser"), a
New York corporation (the
"Agreement").


RECITALS

	(1)	Mitchell Hutchins
has entered into a Management
Agreement dated June 15, 1995
("Management Agreement") with
PaineWebber PACE Select
Advisors Trust (formerly known
as Managed Accounts Services
Portfolio Trust ("Trust")), an
open-end management investment
company registered under the
Investment Company Act of
1940, as amended ("1940 Act"),
with respect to PACE LARGE
COMPANY VALUE EQUITY
INVESTMENTS ("Portfolio"); and

	(2)	Mitchell Hutchins
desires to allocate the
portfolio investments of the
Portfolio between two
segments, and to retain the
Sub-Adviser to furnish certain
investment advisory services
with respect to one segment of
the investments of the
Portfolio; and

	(3)	The Sub-Adviser is
willing to furnish such
services;

	NOW, THEREFORE, in
consideration of the premises
and mutual covenants herein
contained, Mitchell Hutchins
and the Sub-Adviser agree as
follows:

	1.	Appointment.
Mitchell Hutchins hereby
appoints the Sub-Adviser as an
investment sub-adviser with
respect to one segment of the
Portfolio's investments for
the period and on the terms
set forth in this Agreement.
The Sub-Adviser accepts that
appointment and agrees to
render the services herein set
forth, for the compensation
herein provided.

	2.	Duties as
Sub-Adviser.

	(a)	Subject to the
supervision and direction of
the Trust's Board of Trustees
(the "Board") and review by
Mitchell Hutchins, and any
written guidelines adopted by
the Board or Mitchell
Hutchins, the Sub-Adviser will
provide a continuous
investment program with
respect to its segment of the
Portfolio's investments,
including investment research
and discretionary management
to all securities and
investments and cash
equivalents in the Portfolio
allocated by Mitchell Hutchins
to the Sub-Adviser's segment
of the Portfolio's
investments. The Sub-Adviser
will determine from time to
time what investments will be
purchased, retained or sold by
the Portfolio in its segment
of the Portfolio's
investments. The Sub-Adviser
will be responsible for
placing purchase and sell
orders for investments and for
other related transactions
with respect its segment of
the Portfolio. The Sub-Adviser
will be responsible for voting
proxies of issuers of
securities held by the Sub-
Adviser's segment of the
Portfolio. The Sub-Adviser
understands that the
Portfolio's assets need to be
managed so as to permit the
Portfolio to qualify or to
continue to qualify as a
regulated investment company
under Subchapter M of the
Internal Revenue Code, as
amended ("Code").  The
Sub-Adviser will provide
services under this Agreement
in accordance with the
Portfolio's investment
objective, policies and
restrictions as stated in the
Portfolio's Prospectus and in
the Trust's currently
effective registration
statement under the 1940 Act,
and any amendments or
supplements thereto
("Registration Statement").

	(b)	The Sub-Adviser
agrees that, in placing orders
with brokers, it will attempt
to obtain the best net result
in terms of price and
execution; provided that, on
behalf of the Portfolio, the
Sub-Adviser may, in its
discretion, use brokers who
provide the Sub-Adviser with
research, analysis, advice and
similar services to execute
portfolio transactions on
behalf of the Portfolio, and
the Sub-Adviser may pay to
those brokers in return for
brokerage and research
services a higher commission
than may be charged by other
brokers, subject to the
Sub-Adviser's determination in
good faith that such
commission is reasonable in
terms either of the particular
transaction or of the overall
responsibility of the
Sub-Adviser to the Portfolio
and its other clients and that
the total commissions paid by
the Portfolio will be
reasonable in relation to the
benefits to the Portfolio over
the long term. In no instance
will portfolio securities be
purchased from or sold to
Mitchell Hutchins or the
Sub-Adviser, or any affiliated
person thereof, except in
accordance with the federal
securities laws and the rules
and regulations thereunder.
The Sub-Adviser may aggregate
sales and purchase orders with
respect to the assets of the
Portfolio with similar orders
being made simultaneously for
other accounts advised by the
Sub-Adviser or its affiliates.
Whenever the Sub-Adviser
simultaneously places orders
to purchase or sell the same
security on behalf of the
Portfolio and one or more
other accounts advised by the
Sub-Adviser, the orders will
be allocated as to price and
amount among all such accounts
in a manner believed to be
equitable over time to each
account. Mitchell Hutchins
recognizes that in some cases
this procedure may adversely
affect the results obtained
for the Portfolio.

	(c)	The Sub-Adviser will
maintain all books and records
required to be maintained
pursuant to the 1940 Act and
the rules and regulations
promulgated thereunder with
respect to transactions by the
Sub-Adviser on behalf of the
Portfolio, and will furnish
the Board and Mitchell
Hutchins with such periodic
and special reports as the
Board or Mitchell Hutchins
reasonably may request. In
compliance with the
requirements of Rule 31a-3
under the 1940 Act, the
Sub-Adviser hereby agrees that
all records which it maintains
for the Portfolio are the
property of the Trust, agrees
to preserve for the periods
prescribed by Rule 31a-2 under
the 1940 Act any records that
it maintains for the Portfolio
and that are required to be
maintained by Rule 31a-1 under
the 1940 Act, and further
agrees to surrender promptly
to the Trust any records which
it maintains for the Portfolio
upon request by the Trust.

	(d)	At such times as
shall be reasonably requested
by the Board or Mitchell
Hutchins, the Sub-Adviser will
provide the Board and Mitchell
Hutchins with economic and
investment analyses and
reports as well as quarterly
reports setting forth the
performance of the Sub-
Adviser's segment of the
Portfolio's investments and
make available to the Board
and Mitchell Hutchins any
economic, statistical and
investment services that the
Sub-Adviser normally makes
available to its institutional
or other customers.

	(e)	In accordance with
procedures adopted by the
Board, as amended from time to
time, the Sub-Adviser is
responsible for assisting in
the fair valuation of all
portfolio securities in the
Sub-Adviser's segment of the
Portfolio and will use its
reasonable efforts to arrange
for the provision of a
price(s) from a party(ies)
independent of the Sub-Adviser
for each portfolio security
for which the custodian does
not obtain prices in the
ordinary course of business
from an automated pricing
service.

	3.	Further Duties.  In
all matters relating to the
performance of this Agreement,
the Sub-Adviser will seek to
act in conformity with the
Trust's Trust Instrument,
By-Laws and Registration
Statement and with the written
instructions and written
directions of the Board and
Mitchell Hutchins; and will
comply with the requirements
of the 1940 Act, and the
Investment Advisers Act of
1940, as amended ("Advisers
Act"), and the rules under
each, the Code, and all other
federal and state laws and
regulations applicable to the
Trust and the Portfolio.
Mitchell Hutchins agrees to
provide to the Sub-Adviser
copies of the Trust's Trust
Instrument, By-Laws,
Registration Statement,
written instructions and
directions of the Board and
Mitchell Hutchins, and any
amendments or supplements to
any of these materials as soon
as practicable after such
materials become available;
and further agrees to identify
to the Sub-Adviser in writing
any broker-dealers that are
affiliated with Mitchell
Hutchins (other than
PaineWebber Incorporated and
Mitchell Hutchins itself).

	4.	Expenses.  During
the term of this Agreement,
the Sub-Adviser will bear all
expenses incurred by it in
connection with its services
under this Agreement.  The
Sub-Adviser shall not be
responsible for any expenses
incurred by the Trust, the
Portfolio or Mitchell
Hutchins.

	5.	Compensation.

	(a)	For the services
provided and the expenses
assumed by the Sub-Adviser
pursuant to this Agreement,
Mitchell Hutchins, not the
Portfolio, will pay to the
Sub-Adviser a fee, computed
daily and payable monthly, at
an annual rate of 0.30% of the
Portfolio's average daily net
assets allocated to its
management(computed in the
manner specified in the
Management Agreement), and
will provide the Sub-Adviser
with a schedule showing the
manner in which the fee was
computed.  Under this fee
agreement, the Sub-Adviser
will receive fees based on the
value of portfolio assets
under its management as these
assets have been allocated to
it by Mitchell Hutchins.

	(b)	The fee shall be
accrued daily and payable
monthly to the Sub-Adviser on
or before the last business
day of the next succeeding
calendar month.

	(c)	For those periods in
which Mitchell Hutchins has
agreed to waive all or a
portion of its management fee,
Mitchell Hutchins may ask the
Sub-Adviser to waive the same
proportion of its fees, but
the Sub-Adviser is under no
obligation to do so.

	(d)	If this Agreement
becomes effective or
terminates before the end of
any month, the fee for the
period from the effective date
to the end of the month or
from the beginning of such
month to the date of
termination, as the case may
be, shall be pro-rated
according to the proportion
which such period bears to the
full month in that such
effectiveness or termination
occurs.

8. Limitation Of
Liability.

	(a) The Sub-Adviser shall
not be liable for any error of
judgment or mistake of law or
for any loss suffered by the
Portfolio, the Trust or its
shareholders or by Mitchell
Hutchins in connection with
the matters to which this
Agreement relates, except a
loss resulting from willful
misfeasance, bad faith or
gross negligence on its part
in the performance of its
duties or from reckless
disregard by it of its
obligations and duties under
this Agreement.

	(b)	In no event will the
Sub-Adviser have any
responsibility for any other
series of the Trust, for any
portion of the Portfolio not
managed by the Sub-Adviser or
for the acts or omissions of
any other sub-adviser to the
Trust or Portfolio.

	The Sub-Adviser shall
have no responsibility for the
Portfolio's being in violation
of any applicable law or
regulation or investment
policy or restriction
applicable to the Portfolio as
a whole or for the Portfolio's
failing to qualify as a
regulated investment company
under the Code, if the
securities and other holdings
of the segment of the
Portfolio managed by the Sub-
Adviser are such that such
segment would not be in such
violation or fail to so
qualify if such segment were
deemed a separate series of
the Trust or a separate
"regulated investment company"
under the Code.

	Nothing in this section
shall be deemed a limitation
or waiver of any obligation or
duty that may not by law be
limited or waived.

	7.	Representations of
Sub-Adviser.  The Sub-Adviser
represents, warrants and
agrees as follows:

	(a)	The Sub-Adviser (i)
is registered as an investment
adviser under the Advisers Act
and will continue to be so
registered for so long as this
Agreement remains in effect;
(ii) is not prohibited by the
1940 Act or the Advisers Act
from performing the services
contemplated by this
Agreement; (iii) has met, and
will seek to continue to meet
for so long as this Agreement
remains in effect, any other
applicable federal or state
requirements, or the
applicable requirements of any
regulatory or industry
self-regulatory agency,
necessary to be met in order
to perform the services
contemplated by this
Agreement; (iv) has the
authority to enter into and
perform the services
contemplated by this
Agreement; and (v) will
promptly notify Mitchell
Hutchins of the occurrence of
any event that would
disqualify the Sub-Adviser
from serving as an investment
adviser of an investment
company pursuant to Section
9(a) of the 1940 Act or
otherwise.

	(b)	The Sub-Adviser has
adopted a written code of
ethics complying with the
requirements of Rule 17j-1
under the 1940 Act and will
provide Mitchell Hutchins and
the Board with a copy of such
code of ethics, together with
evidence of its adoption.
Within fifteen days of the end
of the last calendar quarter
of each year that this
Agreement is in effect, the
president or a vice-president
of the Sub-Adviser shall
certify to Mitchell Hutchins
that the Sub-Adviser has
complied with the requirements
of Rule 17j-1 during the
previous year and that there
has been no violation of the
Sub-Adviser's code of ethics
or, if such a violation has
occurred, that appropriate
action was taken in response
to such violation. Upon the
written request of Mitchell
Hutchins, the Sub-Adviser
shall permit Mitchell
Hutchins, its employees or its
agents to examine the reports
required to be made by the
Sub-Adviser pursuant to Rule
17j-1 and all other records
relevant to the Sub-Adviser's
code of ethics.

	(c)	The Sub-Adviser has
provided Mitchell Hutchins
with a copy of its Form ADV,
as most recently filed with
the Securities and Exchange
Commission ("SEC"), and
promptly will furnish a copy
of all amendments to Mitchell
Hutchins at least annually.

	(d) 	The Sub-Adviser
shall provide notice to
Mitchell Hutchins within a
reasonable time after being
informed or learning of the
death or withdrawal of any if
its partners, upon the
admission of any new partners
or upon any other change in
its membership.

	(e)	The Sub-Adviser will
notify Mitchell Hutchins of
any change of control of the
Sub-Adviser, including any
change of its general partners
or 25% shareholders, as
applicable, and any changes in
the key personnel who are
either the portfolio
manager(s) of the Portfolio or
senior management of the
Sub-Adviser, in each case
prior to or promptly after
such change.

	(f)	The Sub-Adviser
agrees that neither it, nor
any of its affiliates, will in
any way refer directly or
indirectly to its relationship
with the Trust, the Portfolio,
Mitchell Hutchins or any of
their respective affiliates in
offering, marketing or other
promotional materials without
the express written consent of
Mitchell Hutchins.

	8.	Representations of
Mitchell Hutchins. Mitchell
Hutchins represents that (i)
the Trust was duly organized
as a Delaware business trust
under the laws of Delaware;
(ii) the appointment of the
Sub-Adviser has been duly
authorized and (iii) the Trust
has acted and will continue to
act in conformity with the
1940 Act and other applicable
laws.

	9.	Services Not
Exclusive. The services
furnished by the Sub-Adviser
hereunder are not to be deemed
exclusive, and except as the
Sub-Adviser may otherwise
agree in writing, the Sub-
Adviser shall be free to
furnish similar services to
others so long as its services
under this Agreement are not
impaired thereby.  Nothing in
this Agreement shall limit or
restrict the right of any
director, officer or employee
of the Sub-Adviser, who may
also be a trustee, officer or
employee of the Trust, to
engage in any other business
or to devote his or her time
and attention in part to the
management or other aspects of
any other business, whether of
a similar nature or a
dissimilar nature.


	10.	Duration and
Termination.

	(a)	This Agreement shall
become effective upon the date
first above written, provided
that this Agreement shall not
take effect unless it has
first been approved (i) by a
vote of a majority of those
trustees of the Trust who are
not parties to this Agreement
or interested persons of any
such party, cast in person at
a meeting called for the
purpose of voting on such
approval, and (ii) by vote of
a majority of the Portfolio's
outstanding voting securities,
unless Mitchell Hutchins has
authority to enter into this
Agreement pursuant to
exemptive relief from the SEC
without a vote of the
Portfolio's outstanding voting
securities.

	(b)	Unless sooner
terminated as provided herein,
this Agreement shall continue
in effect for two years from
its effective date.
Thereafter, if not terminated,
this Agreement shall continue
automatically for successive
periods of twelve months each,
provided that such continuance
is specifically approved at
least annually (i) by a vote
of a majority of those
trustees of the Trust who are
not parties to this Agreement
or interested persons of any
such party, cast in person at
a meeting called for the
purpose of voting on such
approval, and (ii) by the
Board or by vote of a majority
of the outstanding voting
securities of the Portfolio.

	(c)	Notwithstanding the
foregoing, this Agreement may
be terminated at any time,
without the payment of any
penalty, by vote of the Board
or by a vote of a majority of
the outstanding voting
securities of the Portfolio on
60 days' written notice to the
Sub-Adviser. This Agreement
may also be terminated,
without the payment of any
penalty, by Mitchell Hutchins:
(i) upon 120 days' written
notice to the Sub-Adviser;
(ii) upon material breach by
the Sub-Adviser of any of the
representations, warranties
and agreements set forth in
Paragraph 7 of this Agreement;
or (iii) immediately if, in
the reasonable judgment of
Mitchell Hutchins, the
Sub-Adviser becomes unable to
discharge its duties and
obligations under this
Agreement, including
circumstances such as
financial insolvency of the
Sub-Adviser or other
circumstances that could
adversely affect the
Portfolio.  The Sub-Adviser
may terminate this Agreement
at any time, without the
payment of any penalty, on 120
days' written notice to
Mitchell Hutchins. This
Agreement will terminate
automatically in the event of
its assignment or upon
termination of the Management
Agreement, as it relates to
this Portfolio.

	11.	Amendment of this
Agreement.  No provision of
this Agreement may be changed,
waived, discharged or
terminated orally, but only by
an instrument in writing
signed by the party against
whom enforcement of the
change, waiver, discharge or
termination is sought.  To the
extent required by applicable
law, no amendment of this
Agreement shall be effective
until approved (i) by a vote
of a majority of those
trustees of the Trust who are
not parties to this Agreement
or interested persons of any
such party, and (ii) if the
terms of this Agreement shall
have changed, by a vote of a
majority of the Portfolio's
outstanding voting securities
(except in the case of (ii),
pursuant to the terms and
conditions of the SEC order
permitting it to modify the
Agreement without such vote).

	12.	Governing Law.  This
Agreement shall be construed
in accordance with the 1940
Act and the laws of the State
of Delaware, without giving
effect to the conflicts of
laws principles thereof. To
the extent that the applicable
laws of the State of Delaware
conflict with the applicable
provisions of the 1940 Act,
the latter shall control.

	13.	Miscellaneous.  The
captions in this Agreement are
included for convenience of
reference only and in no way
define or delimit any of the
provisions hereof or otherwise
affect their construction or
effect. If any provision of
this Agreement shall be held
or made invalid by a court
decision, statute, rule or
otherwise, the remainder of
this Agreement shall not be
affected thereby. This
Agreement shall be binding
upon and shall inure to the
benefit of the parties hereto
and their respective
successors. As used in this
Agreement, the terms "majority
of the outstanding voting
securities," "affiliated
person," "interested person,"
"assignment," "broker,"
"investment adviser," "net
assets," "sale," "sell" and
"security" shall have the same
meanings as such terms have in
the 1940 Act, subject to such
exemption as may be granted by
the SEC by any rule,
regulation or order. Where the
effect of a requirement of the
federal securities laws
reflected in any provision of
this Agreement is made less
restrictive by a rule,
regulation or order of the
SEC, whether of special or
general application, such
provision shall be deemed to
incorporate the effect of such
rule, regulation or order.
This Agreement may be signed
in counterpart.

	14.	Notices.  Any notice
herein required is to be in
writing and is deemed to have
been given to the Sub-Adviser
or Mitchell Hutchins upon
receipt of the same at their
respective addresses set forth
below.  All written notices
required are permitted to be
given under this Agreement
will be delivered by personal
service, by postage mail
return receipt requested or by
facsimile machine or a similar
means of same delivery which
providers evidence of receipt
(with a confirming copy by
mail as set forth herein).
All notices provided to
Mitchell Hutchins will be sent
to the attention of Dianne E.
O'Donnell, Deputy General
Counsel.  All notices provided
to the Sub-Adviser will be
sent to the attention of
Jacqueline L. Finley,
Compliance Officer.

	IN WITNESS WHEREOF, the
parties hereto have caused
this instrument to be executed
by their duly authorized
signatories as of the date and
year first above written.


Attest:
	MITCHELL HUTCHINS ASSET
MANAGEMENT INC.
51 West 52nd Street
New York, New York  10019-6114


By:/s/ Andrew S. Novak____
Name:	  Andrew S. Novak
Title: Vice President

By:/s/Dianne E.
ODonnell_________
Name:  Dianne E. O'Donnell
Title: Deputy General Counsel







Attest:
	WESTWOOD MANAGEMENT
CORPORATION

300 Crescent Court
Suite 1300
Dallas, Texas  75201




By:/s/ Jacqueline L. Finely___
Name: Jacqueline L. Finely
Title: Secretary

By:/s/ Susan M. Byrne____
Name: Susan M. Byrne
Title: President
Chief Investment Officer